                                              ----------------------------

                                                          [LOGO]
                                                 EquiTrust Series Fund, Inc.
                                             ANNUAL REPORT
                                             JULY 31, 1999

                                             INVESTMENT MANAGER AND
                                             PRINCIPAL UNDERWRITER

                                             EQUITRUST INVESTMENT
                                             MANAGEMENT SERVICES, INC.

                                             5400 UNIVERSITY AVENUE
                                             WEST DES MOINES, IA 50266

                                               1-800-247-4170 (OUTSIDE IOWA)
                                               1-800-422-3175 (IN IOWA)
                                                     225-5586 (DES MOINES)

                                               This report is not to be
                                               distributed unless preceded or
                                               accompanied
                                               by a prospectus.

                                          737-028(99)

PRESIDENT'S LETTER

Dear Shareholder:

    U.S. economic growth remains robust despite the effects of the 1998 global financial crisis. The duration and strength of this expansion, combined with the absence of the inflationary signals that normally develop in the later stages of business cycles, have caused Federal Reserve Bank officials and others to ponder whether old economic rules still apply to the U.S. economy.

    The ability of our economy to demonstrate persistent rapid growth without sparking inflation is likely being influenced by one of two sets of forces and quite probably some combination of the two. Some have argued that we have entered a "new era" of non-inflationary growth being driven by new, productivity-enhancing technologies. Others suggest that the boom has been motivated by consumers' increased willingness to spend, even in excess of income.

    While the exact magnitudes are subject to substantial debate, it seems clear that consumption has increased and saving decreased, relative to income. This is partially a reaction to increases in household net worth resulting from gains in house prices and common stock prices.

    The result of this wealth/spending effect is a record deficit between private-sector saving and investment, which measures the extent to which U.S. households and business firms are relying on the capital markets to finance their spending. This imbalance has been financed by a decline in the federal deficit and also by foreign capital inflows. With fiscal restraint set to reach its limits and relative returns on U.S. financial assets diminishing as the global economy recovers, the key question for the future is whether borrowers may be forced to bid up interest rates in order to maintain the strong growth in U.S. domestic spending. If so, a weaker dollar and concomitantly rising funding costs could well be the forces that will have to intervene in order to rein in U.S. growth.

    The Federal Reserve, seeking to be pre-emptive, nudged the Fed Funds rate up one quarter of one percent on June 30th. With the June unemployment rate at 4.3%, the Fed remains concerned that at some point the diminished labor supply will lead to inflationary wage gains. Critics argue that productivity gains driven by new technological developments will allow our economy to continue generating non-inflationary growth even at relatively full employment.

    Indeed, many of the normal inflation indicators continue to point toward deflation or relative price stability. The Bridge CRB Commodity Index, which is comprised of agricultural, energy and other commodities, is down 25% from the previous Fed tightening, which took place in March of 1997. The price of gold, which has historically been an indicator of rising inflation, is down 28% over that same period. Some argue that pending central bank gold sales have artificially depressed gold prices, but even so, gold prices hardly seem to be flashing inflation warning signals. Durable goods prices have fallen for three years in a row and are down 2.3% at an annual rate so far in 1999. Increasing productivity could help explain this phenomenon if an increase in the supply of goods soaks up excess liquidity, driving prices down.

    Has our ability to grow so rapidly with low levels of inflation simply been driven by an unlikely-to-be-sustained decline in the federal deficit and the ability to import cheap goods and cheap funds from abroad during a now abating global financial crisis? Or, has it been influenced primarily by dramatic productivity enhancements stemming from the implementation of new technology, and as Bill Gates has suggested, this is just the beginning?

    A Dow Jones Industrial Average above 10,000-11,000 seems priced for a very positive answer to this question.

    The Value Growth and Managed comments are from Roger F. Grefe, CFA, Investment Management Vice President. The High Grade Bond and High Yield Bond comments are from Robert J. Rummelhart, CFA, Fixed Income Vice President.

    VALUE GROWTH: Performance for our fiscal year ending July 31, 1999 was very disappointing. The Value Growth Portfolio's total return was-7.46% versus gains of 20.15% for the S&P 500 Index.

    Over the last year, our decision to underweight or avoid the high-flying large-capitalization stocks, and to overweight the small- and mid-cap stocks has worked against us. The market flocked toward the big household-name stocks, turning its back on the small- to mid-size companies that comprise the bulk of our Portfolio. In short, mid-cap, deep-value investing has had a severe bout of underperformance. This can be illustrated by comparing the last 12-month returns for the Standard & Poor's 500 Stock Index ("S&P 500") versus the Russell 2000 Index ("Russell 2000"). For the 12 months ending June 30, 1999, the S&P 500 was up 22.72% versus a gain of 1.5% for the Russell 2000.

    The ongoing contrast between the performance of the S&P 500 and the Russell 2000 is perhaps greater than we can ever recall. The S&P 500 is an index of large cap stocks and the Russell 2000 is an index of mid- and small-cap stocks, which excludes the 1000 largest stocks.

    In calendar year 1998, 15 stocks, a mere 3% of the issues in the S&P 500, accounted for 52% of the Index's performance. Of these 15 stocks, nine were either technology or communications companies. If you owned these stocks, you had a great 1998 and first six months of 1999. Most value investors did not own those stocks. The trailing twelve-month price/earnings ratio at the end of 1998 for those stocks was 47.7 times, which is not a value-priced statistic. In contrast, many of the stocks we own sell at price/ earnings ratios of 10 to 20 with excellent growth prospects.

    Stock market commentators refer to this as narrowness. When market performance is "narrow," a small number of stocks account for the performance of an index and may not be representative of how stocks in general have performed. Most of the time, a rising tide lifts all boats. This was not the case in 1998 or at the present time. Much of the effect stems from the fact that the popular stock market indexes are capitalization weighted. The larger the market capitalization of a company, the greater its contribution to the calculation of the performance of an index. In the S&P 500, about 50 stocks, 10% of the number of issues in the Index, generally account for approximately one-half of the Index's weighting. While indexes in general are a reasonable barometer of stock market performance, capitalization weighting can distort the picture and may not be an accurate reflection of the average stock portfolio held by mutual funds, individual investors, insurance companies, and banks, etc.

    The skewing of the indexes to large companies is further compounded by a concentration in large technology companies. The S&P 500 was historically an index of industrial America. Today, it is increasingly concentrated in technology stocks, which are currently measured by a different valuation model than most stocks. Contrary to this valuation model, we agree instead with Marty Whitman, a successful portfolio manager and analyst with MJ Whitman Advisers, who stated in a recent article at his firm's website:

        "The appreciation in market prices for the common stocks that make up the leading indexes have, in recent years, so far outstripped the growth in book value and earnings for the companies whose common stocks make up the indexes that these market prices seem now to be grossly out of line with corporate reality. Thus the possibilities for disaster. Here excellent past performance seems likely to be a harbinger of future under-performance insofar as one believes that over the long term, market prices for passively owned common stocks will have a relationship to underlying corporate fundamentals."

    In contrast to the S&P 500, many common stocks, especially well-capitalized small- to mid-size companies, currently seem to be priced at bargain prices relative to long-term earnings prospects and current book values. This type of pricing in markets for passive, minority investments seems to occur frequently at times when the immediate earnings outlooks are unclear. Heartland Express, Inc., based in Coralville, Iowa, is a leading short- to medium-haul truckload carrier operating primarily east of the Rocky Mountains. Heartland has a very impressive track record of revenue and earnings growth. Over the last ten years, Heartland has posted compound annual growth in revenue and earnings of 22.6% and 21.3%, respectively. Limited driver availability caused Heartland's revenue growth to stall in 1998. Consequently, the share prices are 40% off their highs, with a forward price-earnings ratio of 14. Heartland has a strong balance sheet with no debt and approximately $155 million in cash ($5.16 per share) and the company's strong financial health should be most valuable in the next industry downturn. The negative stock returns for Heartland are not a result of the company doing badly. We believe this stock and many like it are being ignored or sold as money flows to where the gains are being made in technology and Internet stocks.

    For value investors, such as ourselves, the focus is on investing in companies at prices below the long-term value of the underlying businesses. For a large and growing segment of investors, however, aligning price and value simply is not relevant. Momentum investors, who continue to dominate today's investing climate, concentrate on trends in earnings and stock prices; the value of the company has little to do with their analysis. Index investors simply buy whatever stocks inhabit their chosen index. These two types of investors give merit to the theory that the stock market has become less efficient in recent years because the nature and motives of investors have changed. This long bull market has attracted millions of new investors who simply want a piece of the action. Federal Reserve Chairman Alan Greenspan suggested the "lottery premium" reason (i.e. the hope for the tiny chance of a large gain propels otherwise sensible people to make irrational investment decisions).

    History is full of examples of companies that never reached great expectations such as those that are being placed on the technology companies today. A portfolio of stocks with that much hype has never been a formula for sound investing. Stocks today are being bought merely because they have gone up in price and the approach has become self-fulfilling. Little or no consideration is given to whether there is any investment value for a particular common stock. "Value" has not been counting for much in the new paradigm. However, there is likely to be a balancing of the scales in the future, with value demonstrating its many fine investment attributes. We do not believe that efficiency in pricing stocks has been destroyed for all time, only suspended for an uncomfortably long period of time. We believe that the investments that we have made in Allstate, American Water Works, Casey's General Stores, General Growth Properties, Heartland Express, Manpower, Mony Group, 7-Eleven, Inc., Super

Valu and many others are under-appreciated by today's investor. These companies have bright futures, with very strong earning power, capable management and very reasonable price to value ratios. We recommend that investors concentrate on value investing and growth at a reasonable price. These are the types of companies we own in the Value Growth Portfolio and that we believe will provide attractive returns when the business value converges with the market value through greater investor appreciation.

    HIGH GRADE BOND: Treasury yields ended higher over our twelve-month reporting period. For example, the 2-, 10- and 30-year Treasury issues yielded 5.48%, 5.49% and 5.71%, respectively, as of July 31, 1998 and 5.62%, 5.90% and
6.10%, as of July 31, 1999.

    During the latter part of our reporting period, we have seen a dramatic increase in Treasury yields as the market has become increasingly worried that worldwide economic growth will accelerate and result in higher U.S. interest rates. In addition, the spread level on high grade corporates has remained wide as the market has had to absorb record levels of new corporate issuance at a time when the market has become increasingly risk-averse. This combination of higher Treasury yields and historically wide and medium corporate spread has made medium and long-term corporates look very attractive and we have been increasing our exposure to this asset class. Given this increased exposure, our duration has increased to the point that it is now only slightly below that of the Lehman Brothers Aggregate Index. As a result, our future returns should more closely match those of the Aggregate Index.

    HIGH YIELD BOND: During the past 12 months, the high yield bond market underperformed the high grade corporate bond market. The greater yields on high yield bonds were not enough to offset the widening of spreads in high yield issues that took place over this period. According to the DLJ High Yield Index, the average high yield spread was 409 basis points at the end of the second quarter of 1998 compared to 553 basis points at the end of July 1999.

    The Portfolio produced very good relative returns during this difficult period due to our lower exposure to high yield issues. Given the current wider spreads available on high yield issues, we will look to increase our exposure to higher-yielding issues. It appears that we are finally getting fair compensation for taking on credit risk, considering current economic conditions.

    MANAGED: The Managed Portfolio emphasizes income with moderate growth potential. Our goal is to produce income at twice the rate of the dividend yield of the S&P 500 which continues to be a paltry 1.18%, the lowest in history. We continue to find excellent investments that should easily equal or better our hurdle rate of 2.4%. We have invested in some attractive convertible securities (those exchangeable into common stock), hybrid securities with both bond and equity characteristics. Convertibles provide more income and usually more downside protection than the underlying common stock. We consider this to be an attractive asset class for the Managed Portfolio as the income stream provides a "paid to wait" investment strategy. Ultimately, we would like every underlying common stock to perform well, thus enhancing the total return of the Managed Portfolio.

    Some very attractive convertible issues recently acquired are in the healthcare area. Alza Corporation and Elan are specialty pharmaceutical firms with excellent prospects. Both Alza and Elan were under selling pressure and the stocks declined rapidly. The convertible bonds declined as well, providing an excellent buying opportunity to own two high-quality healthcare firms. Alza is now being acquired by Abbott Laboratories, another one of the Portfolio's holdings that has a bright future at a reasonable price. Elan is a pharmaceutical company offering other major pharmaceutical companies a full range of drug delivery services. Elan is in the early stages of commercializing about seven new drugs over the next 24 months, which is likely to transition earnings toward higher-margined pharmaceutical products. The company is making steady clinical progress in a range of new products centered on epilepsy, anti-migraine, chronic pain management, multiple sclerosis and Alzheimer's disease. We suspect the low price-earnings ratio of 17 could improve as the company makes progress on these new compounds. We own the convertibles which provide a current yield of over 4% and are convertible into 28.153 shares for each bond. We believe the company is worth $50 a share, implying that the bonds could sell at $140 as opposed to their current price of $105. The Managed Portfolio owns many similarly attractive convertible positions where we are being "paid to wait."

    MONEY MARKET: On June 30th, the Federal Reserve Bank raised the Federal Funds rate by 25 basis points as expected, but did not change the discount rate and also switched to a neutral bias. They explained their actions by saying that the "full degree" of last year's easing was "no longer necessary." They also said that despite tight labor markets, "productivity growth has contained inflationary pressures."

    During 1994, the Fed switched to a neutral bias after each of several tightening moves. While real rates are currently much higher and the yield curve much flatter compared to late 1993, the neutral bias alone provides little or no indication as to the direction or timing of the Fed's next move. Currently, the Fed Funds rate is 5.00% and a 90-day Treasury bill yields 4.62%.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past year has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                          /s/ Edward M. Wiederstein

                                           EDWARD M. WIEDERSTEIN
                                           PRESIDENT

September 8, 1999

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE VALUE GROWTH PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                             VALUE GROWTH        S&P 500 STOCK
                                                                              PORTFOLIO         COMPOSITE INDEX
1989                                                                                 $10,000               $10,000
1990                                                                                 $10,590               $10,646
1991                                                                                 $11,826               $12,006
1992                                                                                 $13,306               $13,538
1993                                                                                 $16,931               $14,712
1994                                                                                 $16,989               $15,474
1995                                                                                 $18,579               $19,505
1996                                                                                 $22,000               $22,728
1997                                                                                 $26,803               $34,551
1998                                                                                 $22,416               $41,209
1999                                                                                 $20,742               $49,513
AVERAGE ANNUAL TOTAL RETURN
1 Year                                                                                -7.46%
5 Year                                                                                 4.07%
10 Year                                                                                7.57%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    For the twelve-month period ended July 31, 1999, the total return for the Value Growth Portfolio was-7.46%, compared to 20.15% for the S&P 500 Stock Composite Index. The wide difference in performance is due to two main factors:
(1) the huge disparity in returns of large companies and small companies, and
(2) continuing outperformance of a few technology stocks, which due to their generous valuation levels account for much of the return of the S&P 500 Index. The S&P 500 was historically an index of industrial America. Today, it is increasingly concentrated in technology stocks and potential future earnings are much more important than current earnings. The pace of technological change is so rapid, what is "cutting edge" one day can be passe the next. Ease of entry and low capital requirements draw competition which is good for consumers but bad for profits. Donaldson, Lufkin & Jenrette, a major investment firm, in a recent newsletter reported that "...The recovery for mid- and small-caps (stocks) has not been powerful enough to end an active bear market for the average stock." Taking the universe of roughly 3700 stocks on the New York Stock Exchange and NASDAQ with a market capitalization above $150 million, the unweighted average decline so far in 1999 has been 25% compared to 29% a year earlier. Therefore, if a decline of 20% or more defines a bear market, the average stock has been in a bear market for more than a year.

HIGH GRADE BOND PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                            HIGH GRADE       LEHMAN BROTHERS
                                                                               BOND            MUTUAL FUND
                                                                            PORTFOLIO        AGGREGATE INDEX
1989                                                                             $10,000                 $10,000
1990                                                                             $10,615                 $10,705
1991                                                                             $11,707                 $11,851
1992                                                                             $13,313                 $13,605
1993                                                                             $14,391                 $14,991
1994                                                                             $14,647                 $15,002
1995                                                                             $15,853                 $16,519
1996                                                                             $16,704                 $17,434
1997                                                                             $18,302                 $19,310
1998                                                                             $19,492                 $20,830
1999                                                                             $19,707                 $21,349
AVERAGE ANNUAL TOTAL RETURN
1 Year                                                                             1.07%
5 Year                                                                             6.11%
10 Year                                                                            7.02%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended July 31, 1999, the High Grade Bond Portfolio underperformed the Lehman Brothers Mutual Fund Aggregate Index, as reflected by the 1.07% total return produced by the Portfolio versus the 2.49% total return produced by the Lehman Brothers Aggregate Index. The main factors that caused this divergence in performance were Portfolio expenses, which were not offset fully by the shorter effective duration of the High Grade Bond Portfolio relative to the Lehman Brothers Aggregate Index.

HIGH YIELD BOND PORTFOLIO

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH YIELD BOND
                                   PORTFOLIO
           AND LEHMAN BROTHERS MUTUAL FUND CORPORATE/HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                           HIGH YIELD              LEHMAN BROTHERS
                                                                              BOND           MUTUAL FUND CORPORATE/HIGH
                                                                            PORTFOLIO                YIELD INDEX
1989                                                                            $10,000                              $10,000
1990                                                                            $10,692                              $10,615
1991                                                                            $12,064                              $11,799
1992                                                                            $14,047                              $13,847
1993                                                                            $15,865                              $15,535
1994                                                                            $16,163                              $15,597
1995                                                                            $17,733                              $17,505
1996                                                                            $19,093                              $18,615
1997                                                                            $21,703                              $21,095
1998                                                                            $23,244                              $22,722
1999                                                                            $23,446                              $22,922
AVERAGE ANNUAL TOTAL RETURN
1 Year                                                                            0.87%
5 Year                                                                            7.72%
10 Year                                                                           8.89%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended July 31, 1999, the 0.87% total return produced by the High Yield Bond Portfolio trailed the 0.88% total return produced by the Lehman Brothers Mutual Fund Corporate/High Yield Index. The main factors causing this divergence in performance were Portfolio expenses, which were not fully offset by the shorter effective duration of the High Yield Bond Portfolio.

MANAGED PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE MANAGED PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                             MANAGED        S&P 500 STOCK
                                                                            PORTFOLIO      COMPOSITE INDEX
1989                                                                            $10,000               $10,000
1990                                                                            $10,696               $10,646
1991                                                                            $11,450               $12,006
1992                                                                            $13,144               $13,538
1993                                                                            $16,170               $14,712
1994                                                                            $16,071               $15,474
1995                                                                            $17,581               $19,505
1996                                                                            $20,623               $22,728
1997                                                                            $24,522               $34,551
1998                                                                            $23,410               $41,209
1999                                                                            $21,945               $49,513
AVERAGE ANNUAL TOTAL RETURN
1 Year                                                                           -6.26%
5 Year                                                                            6.43%
10 Year                                                                           8.18%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Managed Portfolio is an asset allocation portfolio with an emphasis on securities producing income and moderate growth potential, and will not likely mirror any particular index (equity or fixed-income) over time. It meets this objective by maintaining a majority of its assets in convertible bonds and preferred stocks. During the twelve-month period ended July 31, 1999, the Portfolio produced a total return of-6.26% compared to 20.15% for the S&P 500 Stock Composite Index. The Managed Portfolio will continue to seek out high income, concentrating on convertibles and higher yielding common stocks. The dividend yield on the S&P 500 is a paltry 1.18%, and we believe that from these market levels, income will take on a larger role in producing attractive low-risk total returns. The Managed Portfolio is uniquely positioned for this type of environment. The Portfolio's significant difference in performance when compared to the S&P 500's performance is a result of its emphasis on income and growth. The Portfolio owns bonds and preferred stocks which have declined modestly as interest rates have risen over the last six months. Bonds and preferred stocks yielding 6-9% seem much cheaper then the S&P 500, which sells at 33 times earnings. At these interest rates, investors are being compensated to take the risk that recent low inflation may not be permanent. If and when the economy slows, fixed-income securities should provide attractive total returns, especially compared to stocks.

BLUE CHIP PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE BLUE CHIP PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                            BLUE CHIP       S&P 500 STOCK
                                                                            PORTFOLIO      COMPOSITE INDEX
1989                                                                            $10,000               $10,000
1990                                                                            $10,926               $10,646
1991                                                                            $11,839               $12,006
1992                                                                            $13,114               $13,538
1993                                                                            $13,929               $14,712
1994                                                                            $14,870               $15,474
1995                                                                            $18,256               $19,505
1996                                                                            $21,147               $22,728
1997                                                                            $30,403               $34,551
1998                                                                            $33,898               $41,209
1999                                                                            $38,815               $49,513
AVERAGE ANNUAL TOTAL RETURN
1 Year                                                                           14.51%
5 Year                                                                           21.15%
10 Year                                                                          14.52%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 40 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and S&P 500 Stock Composite Index. As is apparent from the line graph, the performance of the Blue Chip Portfolio, adjusted for expenses, was similar to that of the S&P 500 for the twelve-month period ended July 31, 1999.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1999

                                               HIGH
                           VALUE GROWTH     GRADE BOND
                             PORTFOLIO      PORTFOLIO
                           -------------   ------------
ASSETS
Investments in
 securities, at value
 (cost -- $90,402,254;
 $14,717,282;
 $13,511,841;
 $43,062,328; $4,209,096;
 and $36,856,970,
 respectively)...........   $ 88,818,631   $ 14,448,319
Cash.....................
Receivables:
  Accrued dividends and
   interest..............        219,920        200,374
  Prepaid expense and
   other assets..........          2,404          7,607
                           -------------   ------------
Total Assets.............   $ 89,040,955   $ 14,656,300
                           -------------   ------------
                           -------------   ------------
LIABILITIES AND NET
 ASSETS
Liabilities:
  Net outstanding
   redemptions in excess
   of bank balance.......   $     32,338   $     13,704
  Payables:
    Portfolio securities
     purchased...........        648,840
    EquiTrust Investment
     Management Services,
     Inc.................         46,316          6,107
    Dividends............
    Accrued expenses.....         12,428          5,074
                           -------------   ------------
  Total Liabilities......        739,922         24,885
  Net assets applicable
   to outstanding capital
   stock.................     88,301,033     14,631,415
                           -------------   ------------
  Total Liabilities and
   Net Assets............   $ 89,040,955   $ 14,656,300
                           -------------   ------------
                           -------------   ------------
  NET ASSET VALUE PER
   SHARE
  Class A: Net Assets....   $ 82,902,244   $ 13,110,143
      Shares issued and
       outstanding.......      8,658,816      1,301,997
      Net asset value per
       share.............   $       9.57   $      10.07
                           -------------   ------------
                           -------------   ------------
  Class I: Net Assets....   $  5,398,789   $  1,521,272
      Shares issued and
       outstanding.......        562,482        151,017
      Net asset value per
       share.............   $       9.60   $      10.07
                           -------------   ------------
                           -------------   ------------

SEE ACCOMPANYING NOTES.

                               HIGH
                            YIELD BOND      MANAGED      MONEY MARKET     BLUE CHIP
                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                           ------------   ------------   -------------   ------------
ASSETS
Investments in
 securities, at value
 (cost -- $90,402,254;
 $14,717,282;
 $13,511,841;
 $43,062,328; $4,209,096;
 and $36,856,970,
 respectively)...........  $ 13,189,023   $ 40,841,546     $4,209,096    $ 60,621,162
Cash.....................                                                      18,401
Receivables:
  Accrued dividends and
   interest..............       208,904        199,266          2,533          43,445
  Prepaid expense and
   other assets..........           246            972             78             874
                           ------------   ------------   -------------   ------------
Total Assets.............  $ 13,398,173   $ 41,041,784     $4,211,707    $ 60,683,882
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
LIABILITIES AND NET
 ASSETS
Liabilities:
  Net outstanding
   redemptions in excess
   of bank balance.......  $     16,926   $     30,268     $    2,270
  Payables:
    Portfolio securities
     purchased...........
    EquiTrust Investment
     Management Services,
     Inc.................         8,362         27,352          3,179    $     31,030
    Dividends............            10         33,987
    Accrued expenses.....         3,857          7,093          4,033           6,536
                           ------------   ------------   -------------   ------------
  Total Liabilities......        29,155         98,700          9,482          37,566
  Net assets applicable
   to outstanding capital
   stock.................    13,369,018     40,943,084      4,202,225      60,646,316
                           ------------   ------------   -------------   ------------
  Total Liabilities and
   Net Assets............  $ 13,398,173   $ 41,041,784     $4,211,707    $ 60,683,882
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
  NET ASSET VALUE PER
   SHARE
  Class A: Net Assets....  $ 11,734,184   $ 38,012,344     $3,467,039    $ 55,045,708
      Shares issued and
       outstanding.......     1,188,441      3,657,933      3,467,039       1,173,914
      Net asset value per
       share.............  $       9.87   $      10.39     $     1.00    $      46.89
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
  Class I: Net Assets....  $  1,634,834   $  2,930,740     $  735,186    $  5,600,608
      Shares issued and
       outstanding.......       165,663        281,602        735,186         118,844
      Net asset value per
       share.............  $       9.87   $      10.41     $     1.00    $      47.13
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------

EQUITRUST SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 1999

                                            HIGH
                           VALUE GROWTH  GRADE BOND
                            PORTFOLIO     PORTFOLIO
                           ------------  -----------
INVESTMENT INCOME
Dividends................  $  1,238,135    $ 36,563
Interest.................     1,077,980     960,386
                           ------------  -----------
Total Investment
 Income..................     2,316,115     996,949
EXPENSES
Paid to EquiTrust
 Investment Management
 Services, Inc.:
  Investment advisory and
   management fees.......       431,802      56,910
  Transfer and dividend
   disbursing agent
   fees..................       260,093      40,828
  Distribution fees......       407,948      63,881
  Administrative service
   fees..................       203,974      31,941
  Accounting fees........        30,000       7,114
Custodian fees...........        27,846       7,041
Professional fees........        30,050       8,608
Directors' fees and
 expenses................         2,215         373
Reports to
 shareholders............        65,135       9,946
Registration fees........        17,415       8,471
Miscellaneous............         3,382      (3,026)
                           ------------  -----------
Total Expenses...........     1,479,860     232,087
Expense reimbursement....
Fees paid indirectly.....        (1,114)     (1,143)
                           ------------  -----------
Net Expenses.............     1,478,746     230,944
                           ------------  -----------
Net Investment Income....       837,369     766,005
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss)
 from investment
 transactions............   (29,242,846)    159,598
Change in unrealized
appreciation/depreciation
 of investments..........    21,062,739    (790,290)
                           ------------  -----------
Net Gain (Loss) on
 Investments.............    (8,180,107)   (630,692)
                           ------------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........  $ (7,342,738)   $135,313
                           ------------  -----------
                           ------------  -----------

SEE ACCOMPANYING NOTES.

                              HIGH
                           YIELD BOND      MANAGED      MONEY MARKET     BLUE CHIP
                            PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                           -----------   ------------   -------------   ------------
INVESTMENT INCOME
Dividends................   $   90,319   $  1,632,793                   $    729,360
Interest.................      932,412      1,017,427      $199,680          232,973
                           -----------   ------------   -------------   ------------
Total Investment
 Income..................    1,022,731      2,650,220       199,680          962,333
EXPENSES
Paid to EquiTrust
 Investment Management
 Services, Inc.:
  Investment advisory and
   management fees.......       71,230        254,437         9,918          131,256
  Transfer and dividend
   disbursing agent
   fees..................       50,676        177,735        17,941          178,614
  Distribution fees......       57,162        198,261        16,388          240,062
  Administrative service
   fees..................       28,581         99,130         8,194          120,031
  Accounting fees........        6,475         21,203         1,984           26,251
Custodian fees...........        6,384          6,313         8,541            7,749
Professional fees........        8,354         15,447         5,822           15,967
Directors' fees and
 expenses................          342          1,133           101            1,293
Reports to
 shareholders............        9,248         31,588         2,630           37,004
Registration fees........        8,806         12,509         6,772           14,369
Miscellaneous............         (918)        (2,177)         (212)           1,886
                           -----------   ------------   -------------   ------------
Total Expenses...........      246,340        815,579        78,079          774,482
Expense reimbursement....                                    (1,724)
Fees paid indirectly.....         (996)        (1,500)         (819)          (1,140)
                           -----------   ------------   -------------   ------------
Net Expenses.............      245,344        814,079        75,536          773,342
                           -----------   ------------   -------------   ------------
Net Investment Income....      777,387      1,836,141       124,144          188,991
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss)
 from investment
 transactions............      (29,781)    (6,463,959)                      (147,965)
Change in unrealized
appreciation/depreciation
 of investments..........     (625,744)     1,724,570                      7,509,719
                           -----------   ------------   -------------   ------------
Net Gain (Loss) on
 Investments.............     (655,525)    (4,739,389)                     7,361,754
                           -----------   ------------   -------------   ------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........   $  121,862   $ (2,903,248)     $124,144     $  7,550,745
                           -----------   ------------   -------------   ------------
                           -----------   ------------   -------------   ------------

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                  VALUE GROWTH
                                   PORTFOLIO
                           --------------------------
                              YEAR ENDED JULY 31,
                           --------------------------
                               1999          1998
                           ------------  ------------
OPERATIONS
Net investment income....  $    837,369  $  1,012,376
Net realized gain (loss)
 from investment
 transactions............   (29,242,846)   11,985,876
Change in unrealized
appreciation/depreciation
 of
 investments.............    21,062,739   (32,362,087)
                           ------------  ------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........    (7,342,738)  (19,363,835)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
  Class A................      (896,298)   (1,221,206)
  Class I................       (71,985)      (27,684)
Net realized gain from
 investment transactions:
  Class A................                 (16,508,554)
  Class I................                    (353,089)
Distributions in excess
 of net realized gain
 from investment
 transactions:
  Class A................    (4,276,604)
  Class I................      (248,105)
                           ------------  ------------
Total Dividends and
 Distributions...........    (5,492,992)  (18,110,533)
CAPITAL SHARE
 TRANSACTIONS............     3,404,142    22,221,812
                           ------------  ------------
Total Increase (Decrease)
 in Net Assets...........    (9,431,588)  (15,252,556)
NET ASSETS
Beginning of year........    97,732,621   112,985,177
                           ------------  ------------
End of year (including
 undistributed net
 investment income as set
 forth below)............  $ 88,301,033  $ 97,732,621
                           ------------  ------------
                           ------------  ------------
Undistributed Net
 Investment Income.......  $    282,790  $    353,049
                           ------------  ------------
                           ------------  ------------

SEE ACCOMPANYING NOTES.

                                     HIGH                      HIGH
                                  GRADE BOND                YIELD BOND
                                  PORTFOLIO                 PORTFOLIO
                           ------------------------  ------------------------
                             YEAR ENDED JULY 31,       YEAR ENDED JULY 31,
                           ------------------------  ------------------------
                              1999         1998         1999         1998
                           -----------  -----------  -----------  -----------
OPERATIONS
Net investment income....  $   766,005  $   647,011  $   777,387  $   665,694
Net realized gain (loss)
 from investment
 transactions............      159,598        4,789      (29,781)      53,172
Change in unrealized
appreciation/depreciation
 of
 investments.............     (790,290)      66,274     (625,744)      14,546
                           -----------  -----------  -----------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........      135,313      718,074      121,862      733,412
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
  Class A................     (682,413)    (596,349)    (680,208)    (607,470)
  Class I................      (83,592)     (50,662)     (97,179)     (58,224)
Net realized gain from
 investment transactions:
  Class A................      (74,415)                  (21,316)     (65,632)
  Class I................       (8,345)                   (2,821)      (6,891)
Distributions in excess
 of net realized gain
 from investment
 transactions:
  Class A................                                (84,990)
  Class I................                                (11,235)
                           -----------  -----------  -----------  -----------
Total Dividends and
 Distributions...........     (848,765)    (647,011)    (897,749)    (738,217)
CAPITAL SHARE
 TRANSACTIONS............    2,458,225    2,565,189    1,708,593    3,285,456
                           -----------  -----------  -----------  -----------
Total Increase (Decrease)
 in Net Assets...........    1,744,773    2,636,252      932,706    3,280,651
NET ASSETS
Beginning of year........   12,886,642   10,250,390   12,436,312    9,155,661
                           -----------  -----------  -----------  -----------
End of year (including
 undistributed net
 investment income as set
 forth below)............  $14,631,415  $12,886,642  $13,369,018  $12,436,312
                           -----------  -----------  -----------  -----------
                           -----------  -----------  -----------  -----------
Undistributed Net
 Investment Income.......  $         0  $         0  $         0  $         0
                           -----------  -----------  -----------  -----------
                           -----------  -----------  -----------  -----------

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                   MANAGED
                                  PORTFOLIO
                           ------------------------
                             YEAR ENDED JULY 31,
                           ------------------------
                              1999         1998
                           -----------  -----------
OPERATIONS
Net investment income....  $ 1,836,141  $ 1,529,466
Net realized gain (loss)
 from investment
 transactions............   (6,463,959)   2,740,231
Change in unrealized
appreciation/depreciation
 of investments..........    1,724,570   (6,713,655)
                           -----------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........   (2,903,248)  (2,443,958)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
  Class A................   (1,708,510)  (1,467,303)
  Class I................     (127,401)     (65,203)
Net realized gain from
 investment transactions:
  Class A................                (2,810,723)
  Class I................                   (63,897)
Distributions in excess
 of net realized gain
 from investment
 transactions:
  Class A................   (1,863,050)
  Class I................     (128,794)
                           -----------  -----------
Total Dividends and
 Distributions...........   (3,827,755)  (4,407,126)
CAPITAL SHARE
 TRANSACTIONS............    1,310,015   12,221,133
                           -----------  -----------
Total Increase (Decrease)
 in Net Assets...........   (5,420,988)   5,370,049
NET ASSETS
Beginning of year........   46,364,072   40,994,023
                           -----------  -----------
End of year (including
 undistributed
 net investment income as
 set forth below)........  $40,943,084  $46,364,072
                           -----------  -----------
                           -----------  -----------
Undistributed Net
 Investment Income.......  $     1,216  $     1,350
                           -----------  -----------
                           -----------  -----------

SEE ACCOMPANYING NOTES.

                                MONEY MARKET              BLUE CHIP
                                 PORTFOLIO                PORTFOLIO
                           ----------------------  ------------------------
                            YEAR ENDED JULY 31,      YEAR ENDED JULY 31,
                           ----------------------  ------------------------
                              1999        1998        1999         1998
                           ----------  ----------  -----------  -----------
OPERATIONS
Net investment income....  $  124,144  $  105,196  $   188,991  $   188,270
Net realized gain (loss)
 from investment
 transactions............                             (147,965)     224,325
Change in unrealized
appreciation/depreciation
 of investments..........                            7,509,719    3,823,328
                           ----------  ----------  -----------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........     124,144     105,196    7,550,745    4,235,923
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
  Class A................    (102,909)    (90,846)    (176,178)    (139,294)
  Class I................     (21,235)    (14,350)     (29,314)      (4,830)
Net realized gain from
 investment transactions:
  Class A................                              (52,637)     (22,251)
  Class I................                               (4,819)        (681)
Distributions in excess
 of net realized gain
 from investment
 transactions:
  Class A................                             (133,393)
  Class I................                              (12,080)
                           ----------  ----------  -----------  -----------
Total Dividends and
 Distributions...........    (124,144)   (105,196)    (408,421)    (167,056)
CAPITAL SHARE
 TRANSACTIONS............   1,001,217     735,292    6,473,226   13,098,493
                           ----------  ----------  -----------  -----------
Total Increase (Decrease)
 in Net Assets...........   1,001,217     735,292   13,615,550   17,167,360
NET ASSETS
Beginning of year........   3,201,008   2,465,716   47,030,766   29,863,406
                           ----------  ----------  -----------  -----------
End of year (including
 undistributed
 net investment income as
 set forth below)........  $4,202,225  $3,201,008  $60,646,316  $47,030,766
                           ----------  ----------  -----------  -----------
                           ----------  ----------  -----------  -----------
Undistributed Net
 Investment Income.......  $        0  $        0  $    74,984  $    88,993
                           ----------  ----------  -----------  -----------
                           ----------  ----------  -----------  -----------

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
JULY 31, 1999

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
COMMON STOCKS (78.30%)
---------------------------
  APPAREL & ACCESSORY STORES ( 0.43%)
  Wolverine World Wide, Inc.............       32,000    $   376,000
  BUSINESS SERVICES (1.30%)
  Man Power, Inc........................       49,800      1,151,625
  CHEMICALS AND ALLIED PRODUCTS (4.21%)
  Elan Corp.............................       40,000(1)   1,162,500
  Procter & Gamble Co...................       15,000      1,357,500
  RPM, Inc..............................       82,000      1,199,250
                                                         ------------
                                                           3,719,250
  COMMUNICATIONS (1.30%)
  U.S. West, Inc........................       20,000      1,146,250
  DEPOSITORY INSTITUTIONS (4.02%)
  Glacier Bancorp, Inc..................        8,690        179,231
  Golden West Financial Corp............       10,000        959,375
  Household International, Inc..........       20,000        858,750
  U. S. Bancorp.........................       50,000      1,556,250
                                                         ------------
                                                           3,553,606
  ELECTRIC, GAS AND SANITARY SERVICES (0.57%)
  California Water Service Group........       18,000        504,000
  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.15%)
  ECI Telecom, Ltd......................       30,000      1,018,125
  FOOD AND KINDRED PRODUCTS (12.19%)
  ConAgra, Inc..........................      120,000      3,067,500
  Heinz (H.J.) Co.......................       20,000        942,500
  Hershey Foods.........................       20,000      1,160,000
  Interstate Bakers.....................       35,000        818,125
  McCormick & Co. (Non-Voting)..........       40,000      1,322,500
  Pepsico, Inc..........................       40,000      1,565,000
  Philip Morris Companies, Inc..........       30,000      1,117,500
  Sara Lee Corp.........................       35,000        770,000
                                                         ------------
                                                          10,763,125

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  FOOD STORES (7.22%)
  7-Eleven, Inc.........................    1,156,600(1) $ 2,313,200
  Albertson's, Inc......................       20,000        993,750
  Casey's General Store.................      199,250      3,063,469
                                                         ------------
                                                           6,370,419
  HEALTH SERVICES (4.46%)
  Abbott Laboratories...................       20,000        858,750
  Cardinal Health, Inc..................       30,000      2,047,500
  Watson Pharmaceuticals................       30,000(1)   1,033,125
                                                         ------------
                                                           3,939,375
  HOLDING AND OTHER INVESTMENT OFFICES (2.27%)
  MBIA, Inc.............................       20,000      1,145,000
  Wintrust Financial Corp...............       47,750(1)     859,500
                                                         ------------
                                                           2,004,500
  INSTRUMENTS & RELATED PRODUCTS (1.24%)
  Becton Dickinson & Co.................       40,000      1,097,500
  INSURANCE CARRIERS (12.82%)
  Allstate Corp.........................       71,000      2,520,500
  American International Group, Inc.....       10,000      1,161,250
  Jefferson Pilot Corp..................       20,000      1,461,250
  MONY Group, Inc.......................       44,500      1,368,375
  Progressive Corp......................       10,000      1,277,500
  Reinsurance Group of America..........       40,000      1,405,000
  Transatlantic Holdings, Inc...........       20,850      1,546,809
  United Fire & Casualty Co.............       22,750        574,438
                                                         ------------
                                                          11,315,122
  NONCLASSIFIABLE ESTABLISHMENTS (0.72%)
  Service Corp. International...........       40,000        635,000
  NONDEPOSITORY INSTITUTIONS (4.12%)
  Berkshire Hathaway, Inc...............           30(1)   2,034,150
  Federal Home Loan Mortgage Corp.......       20,000      1,147,500
  SLM Holding Corp......................       10,000        455,000
                                                         ------------
                                                           3,636,650
  OIL AND GAS EXTRACTION (0.96%)
  Offshore Logistics....................       70,000(1)     848,750
  PETROLEUM & COAL PRODUCTS (1.29%)
  Ashland Oil Co........................       30,000      1,140,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  PRIMARY METAL INDUSTRIES (3.22%)
  Northwest Pipe Company................      159,000    $ 2,842,125
  PRINTING AND PUBLISHING (2.28%)
  Belo A.H. Corp........................       51,500      1,039,656
  Xerox Corporation.....................       20,000        975,000
                                                         ------------
                                                           2,014,656
  TRANSPORTATION BY AIR (2.08%)
  Petroleum Helicopters, Inc.
   (Voting).............................       20,900        287,375
  Petroleum Helicopters, Inc.
   (Non-voting).........................      134,400      1,545,600
                                                         ------------
                                                           1,832,975
  TRUCKING & WAREHOUSING (1.75%)
  Heartland Express, Inc................      100,000(1)   1,543,750
  WATER TRANSPORTATION (2.88%)
  American Water Works, Inc.............       85,000      2,544,687
  WHOLESALE - DURABLE GOODS (1.63%)
  TBC Corporation.......................      193,750(1)   1,441,016
  WHOLESALE - NONDURABLE GOODS (4.19%)
  McKesson HBOC, Inc....................       35,000      1,087,188
  Super Valu Stores, Inc................       60,000      1,365,000
  Unilever N.V..........................       17,857      1,247,758
                                                         ------------
                                                           3,699,946
                                                         ------------
Total Common Stocks.....................                  69,138,452
PREFERRED STOCKS (5.20%)
-----------------------------
  COMMUNICATIONS (1.85%)
  Cellnet Funding, LLC..................       89,000      1,635,375
  HEALTH SERVICES (0.17%)
  McKesson Financing Trust..............        3,000        150,750
  HOLDING & OTHER INVESTMENT OFFICES (1.92%)
  General Growth Properties, Inc........       73,240      1,693,675
  OIL AND GAS EXTRACTION (1.26%)
  Unocal Capital Trust..................       20,000      1,115,000
                                                         ------------
Total Preferred Stocks..................                   4,594,800

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                            PRINCIPAL
                                             AMOUNT         VALUE
                                          -------------  ------------
CORPORATE BONDS (14.51%)
-----------------------------
  CHEMICALS AND ALLIED PRODUCTS (0.72%)
  Centocor, Inc., 4.75%, due 2/15/05....  $   500,000    $   638,570
  HEALTH SERVICES (4.31%)
  Alza Corp., 5.00%, due 5/01/06........    1,000,000      1,369,410
  Athena Neurosciences, Inc., 4.75%, due
   11/15/04.............................    2,260,000      2,434,608
                                                         ------------
                                                           3,804,018
  OIL AND GAS EXTRACTION (1.20%)
  Pride International, Inc., 6.25%, due
   2/15/06..............................    1,000,000      1,060,000
  PRIMARY METAL INDUSTRIES (3.90%)
  Quanex Corp., 6.88%, due 6/30/07......    3,360,000      3,444,000
  PRINTING AND PUBLISHING (4.38%)
  Mail-Well, Inc., 5.00%, due
   11/01/02.............................    3,700,000      3,863,170
                                                         ------------
Total Corporate Bonds...................                  12,809,758

                                             SHARES
                                              HELD
                                          -------------
SHORT-TERM INVESTMENTS (2.58%)
-----------------------------------
  MONEY MARKET MUTUAL FUND
  Provident Treasury Cash Management....    2,275,621      2,275,621
                                                         ------------
Total Investments (100.59%).............                  88,818,631
OTHER ASSETS LESS LIABILITIES (-0.59%)
------------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                    (517,598)
                                                         ------------
Total Net Assets (100.00%)..............                 $88,301,033
                                                         ------------
                                                         ------------

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
JULY 31, 1999

                                            SHARES
                                             HELD        VALUE
                                          ----------  -----------
PREFERRED STOCK (2.80%)
---------------------------
  New Plan Excel Realty Trust...........       9,000  $   409,500


                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS (58.97%)
-----------------------------
  CHEMICALS AND ALLIED PRODUCTS (2.03%)
  Rohm & Haas Co., 9.375%, due
   11/15/19.............................  $  280,000      296,593
  DEPOSITORY INSTITUTIONS (5.34%)
  First Bank, N.A., 6.25%, due
   8/15/05..............................     450,000      445,347
  J. P. Morgan & Co., 7.25%, due
   10/01/10.............................     350,000      336,507
                                                      -----------
                                                          781,854
  ELECTRIC, GAS AND SANITARY SERVICES (11.11%)
  National Co-op Services Corp.
   (Arkansas Electric), 9.48%, due
   1/01/12..............................     550,000      584,116
  Oglethorpe Power (OPC Scherer),
   6.974%, due 6/30/11..................     679,000      672,101
  Western Penn Power Co., 7.875%, due
   12/01/04.............................     360,000      368,564
                                                      -----------
                                                        1,624,781
  GENERAL MERCHANDISE STORES (2.82%)
  J.C. Penney & Co., 8.25%, due
   8/15/22..............................     400,000      412,188
  HOLDING AND OTHER INVESTMENT OFFICES (7.33%)
  Federal Realty Investment Trust,
   8.875%, due 1/15/00..................     350,000      353,955
  Meditrust, 7.60%, due 9/13/05.........     350,000      295,379
  Washington REIT, 6.898%, due
   2/15/18..............................     450,000      423,184
                                                      -----------
                                                        1,072,518
  INDUSTRIAL MACHINERY & EQUIPMENT (3.75%)
  Thermo Fibertek, 4.50%, due 7/15/04...     650,000      549,250
  NONDEPOSITORY INSTITUTIONS (3.40%)
  Household Finance Co., 7.30%, due
   7/30/12..............................     300,000      295,707
  Security Capital Pacific, 7.20%, due
   3/01/13..............................     225,000      202,379
                                                      -----------
                                                          498,086
  OIL & GAS EXTRACTION (1.56%)
  Burlington Resources, Inc., 9.125%,
   due 10/01/21.........................     200,000      227,768
  PAPER AND ALLIED PRODUCTS (1.82%)
  Union Camp Corp., 8.625%, due
   4/15/16..............................     257,000      266,914

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT       VALUE
                                          ----------  -----------
  RAILROAD TRANSPORTATION (0.41%)
  Union Pacific Corp., 8.50%, due
   1/15/17..............................  $   58,000  $    60,292
  TEXTILE MILL PRODUCTS (3.61%)
  Unifi, 6.50%, due 2/01/08.............     550,000      527,912
  TRANSPORTATION BY AIR (9.16%)
  Continental Airlines, Inc., 6.545%,
   due 8/02/20..........................     700,000      644,350
  Northwest Airlines, 7.575%, due
   9/1/20...............................     700,000      696,542
                                                      -----------
                                                        1,340,892
  TOBACCO PRODUCTS (5.03%)
  UST, Inc., 7.25%, due 6/01/09.........     750,000      735,420
  TRANSPORTATION EQUIPMENT (1.60%)
  Ford Motor Co., 9.215%, due 9/15/21...     200,000      233,876
                                                      -----------
Total Corporate Bonds...................                8,628,344
ASSET-BACKED SECURITIES (0.30%)
------------------------------------
  Federal Home Loan Mortgage Corp.,
   10.15%, due 4/15/06..................      43,542       43,574
MORTGAGE-BACKED SECURITIES (27.70%)
------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.20%)
  Pool # 503442, 9.50%, due 7/01/05.....      27,849       28,754
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (27.50%)
  Pool # 236070, 10.00%, due 10/15/12...     562,835      614,548
  Pool # 1512, 7.50%, due 12/20/23......     523,804      523,804
  Pool # 22630, 6.50%, due 8/1/28.......     478,249      453,887
  Pool # 2631, 7.00%, due 8/1/28........     528,130      514,600
  Pool # 2658, 6.50%, due 10/1/28.......     957,309      908,544
  Pool # 2701, 6.50%, due 1/20/29.......     980,727      930,769
  Pool # 144332, 9.00%, due 7/15/16.....      10,329       10,991
  Pool # 194692, 8.00%, due 5/15/17.....      64,617       66,697
                                                      -----------
                                                        4,023,840
                                                      -----------
Total Mortgage-Backed Securities........                4,052,594
UNITED STATES TREASURY OBLIGATION (2.89%)
------------------------------------------------
  U.S. Treasury Note, 7.25%, due
   8/15/04..............................     400,000      422,816

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT       VALUE
                                          ----------  -----------
SHORT-TERM INVESTMENTS (6.09%)
-----------------------------------
  UNITED STATES GOVERNMENT AGENCIES (4.56%)
  Federal Home Loan Mortgage Corp., due
   8/12/99..............................  $  370,000  $   369,397
  Federal Home Loan Mortgage Corp., due
   9/10/99..............................     300,000      298,291
                                                      -----------
                                                          667,688

                                            SHARES
                                             HELD
                                          ----------
  MONEY MARKET MUTUAL FUND (1.53%)
  Provident Treasury Cash Management....     223,803      223,803
                                                      -----------
Total Short-Term Investments............                  891,491
                                                      -----------
Total Investments (98.75%)..............               14,448,319
OTHER ASSETS LESS LIABILITIES (1.25%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                  183,096
                                                      -----------
Total Net Assets (100.00%)..............              $14,631,415
                                                      -----------
                                                      -----------

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
JULY 31, 1999

                                            SHARES
                                             HELD         VALUE
                                          ----------   ------------
COMMON STOCKS (0.67%)
--------------------------
  FOOD STORES
  Penn Traffic..........................       9,092   $     89,784
PREFERRED STOCKS (8.78%)
-----------------------------
  DEPOSITORY INSTITUTIONS (2.07%)
  CFB Capital I.........................      11,000        276,375
  HOLDING AND OTHER INVESTMENT OFFICES (2.38%)
  New Plan Excel Realty Trust...........       7,000        318,500
  METAL MINING (4.33%)
  Cameco Corp...........................      24,000        579,000
                                                       ------------
Total Preferred Stocks..................                  1,173,875

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS (86.13%)
-----------------------------
  AMUSEMENT AND RECREATION SERVICES (1.62%)
  AMF Bowling Worldwide, Inc., 10.875%,
   due 3/15/06..........................   $ 260,000        217,100
  APPAREL AND OTHER TEXTILE PRODUCTS (2.14%)
  Dan River, Inc., 10.125%, due
   12/15/03.............................     280,000        286,300
  AUTO REPAIR SERVICE PARK (0.68%)
  Budget Group, Inc., 9.125%, due
   4/01/06..............................     100,000         90,500
  BUSINESS SERVICES (2.25%)
  Cendant Corporation, 7.75%, due
   12/01/03.............................     300,000        301,224
  CHEMICALS & ALLIED PRODUCTS (8.86%)
  Lyondell Chemical Co., 9.625%, due
   5/01/07..............................     600,000        618,000
  Sterling Chemicals, Inc., 12.375%, due
   7/15/06..............................     400,000        411,000
  Terra Industries, Inc., 10.5%, due
   6/15/05..............................     200,000        155,000
                                                       ------------
                                                          1,184,000
  COMMUNICATIONS (4.05%)
  Savoy Pictures, 7.00%, due 7/01/03....     550,000        541,750
  DEPOSITORY INSTITUTIONS (2.59%)
  First Bank, N.A., 6.25%, due
   8/15/05..............................     350,000        346,381

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT        VALUE
                                          ----------   ------------
  ELECTRIC, GAS AND SANITARY SERVICES (12.79%)
  Allied Waste North America, 10.00%,
   due 8/01/09..........................   $ 500,000   $    498,750
  ESI Tractebel, 7.99%, due 12/30/11....     460,000        432,900
  Gulf States Utilities, 8.94%, due
   1/01/22..............................     400,000        415,228
  Waterford 3 Nuclear Power Plant,
   8.09%, due 1/02/17...................     367,180        362,663
                                                       ------------
                                                          1,709,541
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (2.62%)
  Advanced Micro Devices, Inc., 11.00%,
   due 8/01/03..........................     360,000        349,650
  FOOD STORES (0.30%)
  Penn Traffic Co., 11.00%, due
   6/29/09..............................      47,850         40,314
  GENERAL MERCHANDISE STORES (3.61%)
  Woolworth, F.W., 7.00%, due 6/01/00...     500,000        482,500
  HEALTH SERVICES (2.81%)
  Tenet Healthcare, 7.625%, due
   6/01/08..............................     400,000        376,000
  HOLDING AND OTHER INVESTMENT OFFICES (14.15%)
  Bradley Operating, L.P., 7.20%, due
   1/15/08..............................     500,000        469,470
  Federal Realty Investment Trust,
   7.48%, due 8/15/26...................     600,000        610,952
  Glenborough Properties, 7.625%, due
   3/15/05..............................     250,000        216,490
  Price Development Company, 7.29%, due
   3/11/08..............................     250,000        236,617
  SUSA Partnership, L.P., 8.20%, due
   6/01/17..............................     375,000        357,922
                                                       ------------
                                                          1,891,451
  INDUSTRIAL MACHINES AND EQUIPMENT (4.26%)
  AGCO Corp., 8.5%, due 3/15/06.........     600,000        570,000
  INSTRUMENTS AND RELATED PRODUCTS (4.58%)
  Thermo Electron Corp., 4.25%, due
   1/01/03..............................     700,000        612,360
  LUMBER AND WOOD PRODUCTS (3.48%)
  Georgia-Pacific Corp., 9.875%, due
   11/01/21.............................     330,000        360,238
  Georgia-Pacific Corp., 9.125%, due
   7/01/22..............................     100,000        105,310
                                                       ------------
                                                            465,548
  METAL MINING (1.43%)
  Inco Ltd., 9.875%, due 6/15/19........     200,000        191,422
  NONDEPOSITORY INSTITUTIONS (1.90%)
  Macsaver Financial, 7.40%, due
   2/15/02..............................     300,000        253,500

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT        VALUE
                                          ----------   ------------
  OIL AND GAS EXTRACTION (5.18%)
  Occidental Petroleum Co., 7.375%, due
   11/15/08.............................   $ 300,000   $    294,141
  Pool Energy Services, 8.625%, due
   4/01/08..............................     400,000        398,000
                                                       ------------
                                                            692,141
  PAPER AND ALLIED PRODUCTS (1.95%)
  Container Corp. of America, 9.75%, due
   4/01/03..............................     250,000        261,250
  REAL ESTATE (3.02%)
  United Dominion Realty Trust, 8.125%,
   due 11/15/00.........................     400,000        403,424
  TRANSPORTATION SERVICES (1.86%)
  Preston Corp., 7.00%, due 5/01/11.....     306,000        249,008
                                                       ------------
  Total Corporate Bonds.................                 11,515,364

                                            SHARES
                                             HELD
                                          ----------
SHORT-TERM INVESTMENTS (3.07%)
-----------------------------------
  MONEY MARKET MUTUAL FUND
  Provident Treasury Cash Management....     410,000        410,000
                                                       ------------
  Total Investments (98.65%)............                 13,189,023
OTHER ASSETS LESS LIABILITIES (1.35%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                    179,995
                                                       ------------
  Total Net Assets (100.00%)............               $ 13,369,018
                                                       ------------
                                                       ------------

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
JULY 31, 1999

                                            SHARES
                                             HELD            VALUE
                                          ----------      -----------
COMMON STOCKS (10.76%)
---------------------------
  CHEMICALS AND ALLIED PRODUCTS (1.36%)
  RPM, Inc..............................      38,000      $   555,750
  ELECTRIC, GAS AND SANITARY SERVICES (5.14%)
  Idacorp, Inc..........................      44,000        1,361,250
  Northern States Power Co.
   (Minnesota)..........................      33,000          742,500
                                                          -----------
                                                            2,103,750
  FOOD & KINDRED PRODUCTS (4.26%)
  ConAgra, Inc..........................      21,975          561,736
  Philip Morris Companies, Inc..........      20,000          745,000
  Sara Lee Corp.........................      20,000          440,000
                                                          -----------
                                                            1,746,736
                                                          -----------
Total Common Stocks.....................                    4,406,236
PREFERRED STOCKS (51.82%)
------------------------------
  DEPOSITORY INSTITUTIONS (9.95%)
  CFB Capital I, Inc....................      67,500        1,695,937
  CFB Capital II, Inc...................       3,960           97,515
  Harris Preferred Capital Group,
   Inc..................................      20,000          455,000
  Taylor Capital Group, Inc.............      72,000        1,827,000
                                                          -----------
                                                            4,075,452
  EATING & DRINKING PLACES (2.11%)
  Wendy's Financing.....................      14,300          861,575
  ELECTRIC, GAS AND SANITARY SERVICES (10.51%)
  Citizens Utilities Trust..............      30,500        1,547,875
  Equitable Resources...................      50,000        1,162,500
  Nisource, Inc.........................      22,000        1,056,000
  Northwestern Capital Finance, Inc.....      23,200          536,500
                                                          -----------
                                                            4,302,875
  HOLDING AND OTHER INVESTMENT OFFICES (7.36%)
  General Growth Properties, Inc........      90,000        2,081,250
  Wintrust Capital Trust................      37,500          932,813
                                                          -----------
                                                            3,014,063
  INSURANCE CARRIERS (2.54%)
  Equitable of Iowa Capital.............      40,546        1,041,525
  MISCELLANEOUS MANUFACTURING INDUSTRIES (3.26%)
  Cyprus Amax Minerals Co...............      30,000        1,335,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                            SHARES
                                             HELD            VALUE
                                          ----------      -----------
  NONDEPOSITORY INSTITUTIONS (4.50%)
  Mediaone Finance Trust................      25,000      $   668,750
  Newell Financial Trust I..............      22,000        1,171,500
                                                          -----------
                                                            1,840,250
  OIL AND GAS EXTRACTION (5.58%)
  EVI, Inc..............................      40,000        1,545,000
  El Paso Energy Capital Trust, Inc.....      15,000          740,625
                                                          -----------
                                                            2,285,625
  PETROLEUM AND COAL PRODUCTS (2.66%)
  Canadian Occident Petroleum...........      44,000        1,089,000
  PIPELINES EXCLUDING NATURAL GAS (2.85%)
  Enron Capital.........................      47,200        1,168,200
  RAILROAD TRANSPORTATION (0.50%)
  Union Pacific Capital Trust...........       4,000          202,500
                                                          -----------
Total Preferred Stocks..................                   21,216,065

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS (36.71%)
-----------------------------
  CHEMICALS AND ALLIED PRODUCTS (4.02%)
  Centocor, Inc., 4.75%, due 2/15/05....  $  500,000          638,570
  Cetus Corp., 5.25%, due 5/21/02.......   1,000,000        1,005,000
                                                          -----------
                                                            1,643,570
  COMMUNICATIONS (1.20%)
  Telefonos de Mexico, 4.25%, due
   6/15/04..............................     500,000          491,795
  ELECTRIC, GAS AND SANITARY SERVICES (0.33%)
  National Co-op Services Corp.
   (Arkansas Electric),
   9.48%, due 1/01/12...................     126,000          133,816
  HEALTH SERVICES (13.03%)
  Athena Neurosciences, Inc., 4.75%, due
   11/15/04.............................   2,000,000        2,154,520
  Dura Pharmaceuticals, 3.50%, due
   7/15/02..............................   2,000,000        1,520,000
  Healthsouth Corp., 3.25%, due
   4/01/03..............................     750,000          619,687
  Quantum Healthcare Resources, 4.75%,
   due 10/01/00.........................   1,125,000        1,040,625
                                                          -----------
                                                            5,334,832

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT           VALUE
                                          ----------      -----------
  METAL MINING (2.66%)
  Teck Corp., 3.75%, due 7/15/06........  $1,500,000      $ 1,087,500
  NONDEPOSITORY INSTITUTIONS (1.57%)
  Consumer Portfolio Services, Inc.,
   10.50%, due 4/15/04..................   1,600,000          644,000
  OIL AND GAS EXTRACTION (4.39%)
  Diamond Offshore Drilling, 3.75%, due
   2/15/07..............................   1,700,000        1,798,481
  PRIMARY METAL INDUSTRIES (4.33%)
  Quanex Corp., 6.88%, due 6/30/07......   1,730,000        1,773,250
  PRINTING AND PUBLISHING (5.10%)
  Mail-Well, Inc., 5.00%, due 11/1/02...   2,000,000        2,088,200
  RAILROAD TRANSPORTATION (0.08%)
  Union Pacific Corp., SFDEB, 8.50%, due
   1/15/17..............................      33,000           34,304
                                                          -----------
Total Corporate Bonds...................                   15,029,748

                                            SHARES
                                             HELD
                                          ----------
SHORT-TERM INVESTMENTS (0.46%)
-----------------------------------
  MONEY MARKET MUTUAL FUND
  Provident Treasury Cash Management....     189,497          189,497
                                                          -----------
Total Investments (99.75%)..............                   40,841,546
OTHER ASSETS LESS LIABILITIES (0.25%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                      101,538
                                                          -----------
Total Net Assets (100.00%)..............                  $40,943,084
                                                          -----------
                                                          -----------

(1)  Non-income producing securities.
SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
July 31, 1999

                                     ANNUALIZED
                                      YIELD ON
                                      PURCHASE    PRINCIPAL
                                        DATE        AMOUNT        VALUE
                                     ----------   ----------   -----------
SHORT-TERM INVESTMENTS (100.16%)
--------------------------------------
  COMMERCIAL PAPER (25.70%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance,
     4.89%, due 8/4/99.............     4.889%     $ 210,000   $   210,000
    John Deere Capital Corp.,
     5.07%, due 8/17/99............     5.069        180,000       180,000
    Ford Motor Credit Corp., 5.08%,
     due 8/9/99....................     5.079        180,000       180,000
    General Electric Capital Corp.,
     5.14%, due 8/20/99............     5.142        115,000       115,000
    IBM Credit Corp., 5.07%, due
     8/10/99.......................     5.066        210,000       210,000
    Texaco, Inc., 5.05%, due
     8/23/99.......................     5.053        185,000       185,000
                                                               -----------
  Total Commercial Paper...........                              1,080,000
  UNITED STATES GOVERNMENT AGENCIES (74.46%)
    Federal Home Loan Bank, due
     8/11/99.......................     5.006        250,000       249,623
    Federal Home Loan Bank, due
     8/18/99.......................     5.010        245,000       244,396
    Federal Home Loan Mortgage
     Corp., due 8/2/99.............     5.001        130,000       129,964
    Federal Home Loan Mortgage
     Corp., due 8/12/99............     4.969        300,000       299,511
    Federal Home Loan Mortgage
     Corp., due 8/16/99............     5.030        190,000       189,582
    Federal Home Loan Mortgage
     Corp., due 8/19/99............     4.999        220,000       219,429
    Federal Home Loan Mortgage
     Corp., due 8/24/99............     4.980        190,000       189,380
    Federal Home Loan Mortgage
     Corp., due 8/25/99............     5.058        150,000       149,482
    Federal Home Loan Mortgage
     Corp., due 8/26/99............     4.999        360,000       358,723
    Federal National Mortgage
     Assoc., due 8/3/99............     5.037        135,000       134,944
    Federal National Mortgage
     Assoc., due 8/5/99............     5.038        480,000       479,669
    Federal National Mortgage
     Assoc., due 8/6/99............     5.089        270,000       269,774
    Federal National Mortgage
     Assoc., due 8/13/99...........     4.990        215,000       214,619
                                                               -----------
  Total United States Government
   Agencies........................                              3,129,096
                                                               -----------
Total Short-Term Investments.......                              4,209,096
OTHER ASSETS LESS LIABILITIES (-0.16%)
------------------------------------------
  Cash, receivables, prepaid
   expense and other assets, less
   liabilities.....................                                 (6,871)
                                                               -----------
Total Net Assets (100.00%).........                            $ 4,202,225
                                                               -----------
                                                               -----------

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
JULY 31, 1999

                                            SHARES
                                             HELD          VALUE
                                          ----------    ------------
COMMON STOCKS (89.66%)
---------------------------
  CHEMICALS AND ALLIED PRODUCTS (11.42%)
  Bristol-Myers Squibb Co...............      22,596    $  1,502,634
  DuPont (E.I.) de Nemours & Co.........      15,301       1,102,628
  Lilly & Company.......................       6,886         451,894
  Merck & Co., Inc......................      19,384       1,312,054
  Pfizer, Inc...........................      15,099         512,422
  Procter & Gamble Co...................      13,489       1,220,755
  Union Carbide Corp....................      17,086         820,128
                                                        ------------
                                                           6,922,515
  COMMUNICATIONS (6.92%)
  AT & T Corp...........................      19,857       1,031,323
  Bell Atlantic Corp....................      18,765       1,196,269
  CBS Corp..............................      27,073(1)    1,189,520
  MCI Worldcom, Inc.....................       9,443(1)      779,047
                                                        ------------
                                                           4,196,159
  COMPUTER PROGRAMMING & SOFTWARE (1.32%)
  Microsoft Corp........................       9,354(1)      802,690
  DEPOSITORY INSTITUTIONS (2.56%)
  Bank America Corp.....................       9,809         651,072
  J. P. Morgan & Co., Inc...............       7,043         900,624
                                                        ------------
                                                           1,551,696
  EATING AND DRINKING PLACES (2.24%)
  McDonald's Corp.......................      32,630       1,360,263
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (8.97%)
  Cisco Systems, Inc....................      15,066(1)      935,975
  General Electric Co...................      15,115       1,647,535
  Intel Corporation.....................      10,278         709,182
  Lucent Technologies, Inc..............      24,292       1,580,498
  Raytheon Company......................       8,166         567,537
                                                        ------------
                                                           5,440,727
  FOOD AND KINDRED PRODUCTS (4.54%)
  Coca-Cola Co. (The)...................      17,908       1,080,076
  PepsiCo, Inc..........................      23,149         905,705
  Philip Morris Companies, Inc..........      20,642         768,914
                                                        ------------
                                                           2,754,695

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                            SHARES
                                             HELD          VALUE
                                          ----------    ------------
  GENERAL MERCHANDISE STORES (3.89%)
  Sears, Roebuck & Co...................      13,457    $    545,009
  Wal-Mart Stores, Inc..................      42,980       1,815,905
                                                        ------------
                                                           2,360,914
  HEALTH SERVICES (2.33%)
  Johnson & Johnson.....................      15,323       1,411,631
  INDUSTRIAL MACHINERY AND EQUIPMENT (7.18%)
  Caterpillar, Inc......................      20,293       1,189,677
  Hewlett-Packard Co....................       8,589         899,161
  International Business Machines
   Corp.................................      18,002       2,262,626
                                                        ------------
                                                           4,351,464
  INSTRUMENTS AND RELATED PRODUCTS (1.16%)
  Eastman Kodak Co......................      10,181         703,762
  INSURANCE CARRIERS (4.23%)
  Allstate Corp.........................      20,903         742,057
  American International Group, Inc.....      15,696       1,822,698
                                                        ------------
                                                           2,564,755
  MOTION PICTURES (1.37%)
  Disney (Walt) Co......................      30,120         832,065
  NONDEPOSITORY INSTITUTIONS (1.36%)
  Citigroup, Inc........................      18,568         827,437
  PAPER AND ALLIED PRODUCTS (2.59%)
  International Paper Co................      15,452         789,984
  Minnesota Mining & Manufacturing
   Co...................................       8,898         782,468
                                                        ------------
                                                           1,572,452
  PETROLEUM AND COAL PRODUCTS (10.22%)
  BP Amoco Corp.........................      11,462       1,328,159
  Chevron Corp..........................      10,465         954,931
  Exxon Corp............................      13,965       1,108,472
  Mobil Corp............................      11,406       1,166,264
  Royal Dutch Petroleum Co..............      12,607         769,027
  Texaco, Inc...........................      13,979         871,066
                                                        ------------
                                                           6,197,919
  PRIMARY METAL INDUSTRIES (2.20%)
  Alcoa, Inc............................      22,294       1,334,853
  RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (1.38%)
  Goodyear Tire & Rubber Co.............      15,766         833,627

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                            SHARES
                                             HELD          VALUE
                                          ----------    ------------
  SECURITY AND COMMODITY BROKERS (4.75%)
  American Express Co...................      11,620    $  1,530,935
  Morgan Stanley, Dean Witter, Discover
   & Co.................................      14,974       1,349,532
                                                        ------------
                                                           2,880,467
  TRANSPORTATION EQUIPMENT (9.03%)
  Allied-Signal, Inc....................      26,215       1,695,783
  Boeing Co. (The)......................      15,860         719,648
  Ford Motor Co.........................      17,862         868,540
  General Motors Corp...................      10,969         668,423
  United Technologies Corp..............      22,846       1,523,543
                                                        ------------
                                                           5,475,937
                                                        ------------
Total Common Stocks.....................                  54,376,028
SHORT-TERM INVESTMENTS (10.30%)
------------------------------------
  MONEY MARKET MUTUAL FUND (0.95%)
  Provident Treasury Cash Management....     576,377         576,377

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
  UNITED STATES GOVERNMENT AGENCIES (9.35%)
  Federal National Mortgage Association,
   due 8/25/99..........................  $1,540,000       1,534,730
  Federal Home Loan Mortgage Corp., due
   8/26/99..............................   2,415,000       2,406,430
  Federal Home Loan Mortgage Corp., due
   8/25/99..............................   1,105,000       1,101,185
  Federal Home Loan Mortgage Corp., due
   9/10/99..............................     630,000         626,412
                                                        ------------
                                                           5,668,757
                                                        ------------
Total Short-Term Investments............                   6,245,134
                                                        ------------
Total Investments (99.96%)..............                  60,621,162
OTHER ASSETS LESS LIABILITIES (0.04%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                      25,154
                                                        ------------
Total Net Assets (100.00%)..............                $ 60,646,316
                                                        ------------
                                                        ------------

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios).

    Institutional shares ("Class I") are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Investment, the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Investment. Share certificates are not available for Class I or Class A shares.

    Traditional shares ("Class A") are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Class A shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

    The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative fees are only charged against Class A shares. Other class-specific expenses charged to each class during the year ended July 31, 1999, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                  TRANSFER AND
                                    DIVIDEND
                                   DISBURSING
                                   AGENT FEES      REGISTRATION FEES
                                -----------------  -----------------
PORTFOLIO                       CLASS A   CLASS I  CLASS A  CLASS I
------------------------------  --------  -------  -------  --------
Value Growth..................  $239,251  $20,842  $14,185   $ 3,230
High Grade Bond...............    34,347    6,481    5,547     2,924
High Yield Bond...............    42,657    8,019    5,847     2,959
Managed.......................   161,715   16,020    9,429     3,080
Money Market..................     9,731    8,210    4,171     2,601
Blue Chip.....................   158,288   20,326   11,176     3,193

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    All portfolios, other than the Money Market Portfolio, value their common and preferred stocks, corporate bonds, United States Treasury obligations and mortgage-backed and asset-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments (including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

    The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

    Dividends and distributions to shareholders are recorded on the ex-dividend date.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

    At July 31, 1999, the Value Growth and Managed Portfolios had net capital loss carryforwards of approximately $29,243,000 and $5,072,000, respectively, which will expire in 2007.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
Investment are determined as follows: (1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.50%; High Grade Bond Portfolio -- 0.40%; High Yield Bond Portfolio -- 0.55%; Managed Portfolio -- 0.60%; Money Market Portfolio -- 0.25%; and Blue Chip Portfolio -- 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class A shares of each portfolio and, in part, are subsequently remitted by EquiTrust Investment to retail dealers including EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares of each portfolio; (4) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.00 to $9.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000. EquiTrust Investment voluntarily waived the minimum fee associated with the shareholder service, transfer and dividend disbursing agent fees for both classes of shares, effective December 1, 1997 through December 31, 1999. There can be no assurance that EquiTrust Investment will continue to waive this expense beyond December 31, 1999.

    EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for "Class A" and "Class I" shares, respectively, based on each portfolio's average daily net assets.The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 1999, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

PORTFOLIO                                  CLASS A   CLASS I
----------------------------------------  ---------  -------
Value Growth............................         --  154,703
High Grade Bond.........................         --   94,967
High Yield Bond.........................     75,129   95,057
Managed.................................         --   70,373
Money Market............................  1,910,602  500,000
Blue Chip...............................         --   27,196

    EquiTrust Investment also owned 100,017 shares of Value Growth Portfolio (Class A) at July 31, 1999.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments.

5.  CAPITAL SHARE TRANSACTIONS

    Net assets as of July 31, 1999 consisted of:

                                                            PORTFOLIO
                           ----------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                  MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED      MARKET       CHIP
                           ------------  -----------  -----------  -----------  ----------  -----------
Capital Stock
 (5,000,000,000 shares of
 $.001 par value Capital
 Stock authorized).......  $      9,221  $     1,453  $     1,354  $     3,940  $    4,202  $     1,293
Additional paid-in
 capital.................   118,835,491   14,857,236   13,786,707   49,622,669   4,198,023   36,953,812
Accumulated undistributed
 net investment income...       282,790                                  1,216                   74,984
Accumulated undistributed
 net realized gain (loss)
 from investment
 transactions............   (29,242,846)      41,689      (96,225)  (6,463,959)                (147,965)
Net unrealized
 appreciation
 (depreciation) of
 investments.............    (1,583,623)    (268,963)    (322,818)  (2,220,782)              23,764,192
                           ------------  -----------  -----------  -----------  ----------  -----------
Net Assets...............  $ 88,301,033  $14,631,415  $13,369,018  $40,943,084  $4,202,225  $60,646,316
                           ------------  -----------  -----------  -----------  ----------  -----------
                           ------------  -----------  -----------  -----------  ----------  -----------

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
    Transactions in Capital Stock for each portfolio were as follows:

YEAR ENDED JULY 31, 1999:

                                                             PORTFOLIO
                           -----------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                   MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED      MARKET        CHIP
                           ------------  -----------  -----------  -----------  -----------  -----------
Shares sold:
  Class A................     1,093,340     334,499       278,716      411,574    2,379,910      301,869
  Class I................       136,043      21,652        29,023       61,989      275,807       42,315
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................       572,232      55,948        58,350      317,600       41,669        8,453
  Class I................        24,347       2,805         3,959       17,659        5,547          797
Shares redeemed:
  Class A................    (1,393,178)   (177,704 )    (196,728)    (660,841)  (1,528,394)    (188,360)
  Class I................       (38,706)     (3,696 )      (6,138)     (25,818)    (173,322)     (11,583)
                           ------------  -----------  -----------  -----------  -----------  -----------
Net Increase.............       394,078     233,504       167,182      122,163    1,001,217      153,491
                           ------------  -----------  -----------  -----------  -----------  -----------
                           ------------  -----------  -----------  -----------  -----------  -----------
Value of shares sold:
  Class A................  $ 10,430,281  $3,508,582   $ 2,852,823  $ 4,477,308  $ 2,379,910  $12,875,650
  Class I................     1,225,133     225,669       287,297      671,578      275,807    1,817,166
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................     5,067,247     583,214       593,444    3,345,622       41,669      355,959
  Class I................       217,816      29,180        40,175      186,062        5,547       33,610
Value redeemed:
  Class A................   (13,163,062) (1,849,459 )  (2,002,783)  (7,091,136)  (1,528,394)  (8,095,048)
  Class I................      (373,273)    (38,961 )     (62,363)    (279,419)    (173,322)    (514,111)
                           ------------  -----------  -----------  -----------  -----------  -----------
Net Increase.............  $  3,404,142  $2,458,225   $ 1,708,593  $ 1,310,015  $ 1,001,217  $ 6,473,226
                           ------------  -----------  -----------  -----------  -----------  -----------
                           ------------  -----------  -----------  -----------  -----------  -----------

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
YEAR ENDED JULY 31, 1998, EXCEPT AS NOTED:

                                                            PORTFOLIO
                           ---------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                  MONEY       BLUE
                              GROWTH        BOND         BOND        MANAGED     MARKET       CHIP
                           ------------  -----------  -----------  -----------  ---------  -----------
Shares sold:
  Class A................       923,923     202,173       254,193      780,549    907,070      364,035
  Class I *..............       472,840     131,383       141,498      237,341    738,716       93,877
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................     1,289,518      42,416        46,304      301,506     21,307        4,356
  Class I *..............           309       1,053         1,438        2,683      2,350           --
Shares redeemed:
  Class A................    (1,055,225)   (131,700 )    (126,422)    (410,544)  (820,239)    (119,265)
  Class I *..............       (32,351)     (2,180 )      (4,117)     (12,252)  (113,912)      (6,562)
                           ------------  -----------  -----------  -----------  ---------  -----------
Net Increase.............     1,599,014     243,145       312,894      899,283    735,292      336,441
                           ------------  -----------  -----------  -----------  ---------  -----------
                           ------------  -----------  -----------  -----------  ---------  -----------
Value of shares sold:
  Class A................  $ 13,236,345  $2,131,708   $ 2,667,819  $10,655,935  $ 907,070  $14,203,276
  Class I *..............     6,710,307   1,387,293     1,489,392    3,192,435    738,716    3,521,895
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................    17,330,978     436,835       485,942    3,997,003     21,307      158,461
  Class I *..............         4,149      11,348        15,093       40,897      2,350           --
Value redeemed:
  Class A................   (14,624,572) (1,379,042 )  (1,329,561)  (5,497,121)  (820,239)  (4,519,381)
  Class I *..............      (435,395)    (22,953 )     (43,229)    (168,016)  (113,912)    (265,758)
                           ------------  -----------  -----------  -----------  ---------  -----------
Net Increase.............  $ 22,221,812  $2,565,189   $ 3,285,456  $12,221,133  $ 735,292  $13,098,493
                           ------------  -----------  -----------  -----------  ---------  -----------
                           ------------  -----------  -----------  -----------  ---------  -----------

 *   Period from December 1, 1997 (date operations commenced) through July 31,
     1998.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  INVESTMENT TRANSACTIONS

    For the year ended July 31, 1999, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                  PURCHASES       SALES
----------------------------------------  ------------  ------------
Value Growth............................  $183,043,259  $153,665,472
High Grade Bond.........................     3,429,029     3,068,756
High Yield Bond.........................     7,521,722     5,293,371
Managed.................................    29,795,045    24,340,290
Blue Chip...............................     6,178,769     3,506,554

    At July 31, 1999, net unrealized appreciation (depreciation) of investments by portfolio was composed of the following:

                                                                     NET UNREALIZED
                                           GROSS UNREALIZED           APPRECIATION
                                     -----------------------------   (DEPRECIATION)
PORTFOLIO                            APPRECIATION    DEPRECIATION    OF INVESTMENTS
-----------------------------------  -------------   -------------   ---------------
Value Growth.......................   $  2,545,283     $ 4,128,906     $(1,583,623)
High Grade Bond....................        149,272         418,235        (268,963)
High Yield Bond....................         96,573         419,391        (322,818)
Managed............................        964,733       3,185,515      (2,220,782)
Blue Chip..........................     24,011,075         246,883      23,764,192

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

ORDINARY INCOME:

                              HIGH GRADE        HIGH YIELD          MONEY
                                 BOND              BOND             MARKET
                           ----------------  ----------------  ----------------
PAYABLE DATE               CLASS A  CLASS I  CLASS A  CLASS I  CLASS A  CLASS I
-------------------------  -------  -------  -------  -------  -------  -------
August 31, 1998..........  $0.0457  $0.0483  $0.0469  $0.0508  $0.0030  $0.0034
September 30, 1998.......   0.0524   0.0550   0.0522   0.0565   0.0029   0.0033
October 30, 1998.........   0.0427   0.0450   0.0493   0.0535   0.0028   0.0032
November 30, 1998........   0.0496   0.0517   0.0477   0.0520   0.0026   0.0030
December 31, 1998........   0.0433   0.0453   0.0522   0.0565   0.0026   0.0030
January 29, 1999.........   0.0439   0.0457   0.0460   0.0501   0.0024   0.0028
February 26, 1999........   0.0413   0.0416   0.0392   0.0427   0.0022   0.0025
March 31, 1999...........   0.0586   0.0624   0.0658   0.0695   0.0026   0.0026
April 30, 1999...........   0.0443   0.0521   0.0495   0.0567   0.0026   0.0024
May 31, 1999.............   0.0385   0.0446   0.0423   0.0447   0.0027   0.0017
June 30, 1999............   0.0488   0.0546   0.0592   0.0607   0.0025   0.0015
July 30, 1999............   0.0478   0.0525   0.0526   0.0556   0.0026   0.0016
                           -------  -------  -------  -------  -------  -------
Total Dividends per
 Share...................  $0.5569  $0.5988  $0.6029  $0.6493  $0.0315  $0.0310
                           -------  -------  -------  -------  -------  -------
                           -------  -------  -------  -------  -------  -------

    The percentage of income dividends qualifying for deduction by corporate shareholders for the High Yield Bond Portfolio is 5%.

    In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended July 31, 1999, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                   DIVIDEND AMOUNT
                                                                      PER SHARE
                           DECLARATION    RECORD      PAYABLE    -------------------
PORTFOLIO                     DATE         DATE        DATE      CLASS A    CLASS I
-------------------------  -----------   ---------   ---------   --------   --------
Value Growth.............    12/30/98     12/30/98    12/30/98   $ 0.1080   $ 0.1520
Managed..................    10/29/98     10/31/98    11/07/98     0.1275     0.1142
Managed..................    12/30/98     12/30/98    12/30/98     0.0810     0.1000
Managed..................     4/30/99      4/30/99     5/07/99     0.1480     0.1470
Managed..................     7/30/99      7/30/99     8/06/99     0.1130     0.1285
Blue Chip................    12/30/98     12/30/98    12/30/98     0.1600     0.2940

    The percentage of income dividends qualifying for deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios are 100%, 32% and 100%, respectively.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
CAPITAL GAINS DISTRIBUTIONS:

                                                                         DIVIDEND
                                                                          AMOUNT
                                DECLARATION    RECORD      PAYABLE       PER SHARE
PORTFOLIO                          DATE         DATE        DATE      (BOTH CLASSES)
------------------------------  -----------   ---------   ---------   ---------------
Value Growth..................    12/30/98     12/30/98    12/30/98       $0.0180
Value Growth..................     1/29/99      1/29/99     1/29/99        0.4911
High Grade Bond...............    12/30/98     12/30/98    12/30/98        0.0615
High Yield Bond...............    12/30/98     12/30/98    12/30/98        0.0974
Managed.......................     1/29/99      1/29/99     1/29/99        0.5127
Blue Chip.....................    12/30/98     12/30/98    12/30/98        0.1695

    The capital gains distributions related to the High Yield Bond and Blue Chip Portfolios include net short-term realized gains of $119,158 ($0.0965 per share) and $46,000 ($0.0385 per share), respectively, that are taxable to shareholders as ordinary income dividends.

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
YEARS ENDED JULY 31, 1999, 1998, 1997, 1996 AND 1995

                                                        INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET                 UNREALIZED      TOTAL
                                          VALUE AT       NET           GAIN          FROM
                                          BEGINNING   INVESTMENT    (LOSS) ON     INVESTMENT
                                          OF PERIOD     INCOME     INVESTMENTS    OPERATIONS
                                          ---------   ----------   ------------   ----------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $ 11.07     $  0.09      $   (0.97)     $  (0.88)
    1998................................    15.63        0.13          (2.26)        (2.13)
    1997................................    14.68        0.18           2.89          3.07
    1996................................    13.04        0.27           2.10          2.37
    1995................................    13.07        0.43           0.65          1.08
  Class I:
    1999................................  $ 11.08     $  0.19      $   (1.01)     $  (0.82)
    1998................................    16.16        0.19          (2.83)        (2.64)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $ 10.57     $  0.56      $   (0.44)     $   0.12
    1998................................    10.50        0.60           0.07          0.67
    1997................................    10.16        0.60           0.34          0.94
    1996................................    10.26        0.64          (0.10)         0.54
    1995................................    10.13        0.63           0.16          0.79
  Class I:
    1999................................  $ 10.57     $  0.60      $   (0.44)     $   0.16
    1998................................    10.53        0.42           0.04          0.46
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $ 10.48     $  0.60      $   (0.51)     $   0.09
    1998................................    10.48        0.65           0.07          0.72
    1997................................     9.99        0.70           0.61          1.31
    1996................................    10.03        0.75          (0.01)         0.74
    1995................................    10.00        0.78           0.13          0.91
  Class I:
    1999................................  $ 10.47     $  0.65      $   (0.50)     $   0.15
    1998................................    10.52        0.45           0.02          0.47


                                                                LESS DISTRIBUTIONS
                                          ---------------------------------------------------------------
                                          DIVIDENDS
                                           FROM NET    DISTRIBUTIONS     DISTRIBUTIONS
                                          INVESTMENT   FROM CAPITAL       IN EXCESS OF          TOTAL
                                            INCOME         GAINS       NET REALIZED GAINS   DISTRIBUTIONS
                                          ----------   -------------   ------------------   -------------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $  (0.11)    $      --       $      (0.51)        $   (0.62)
    1998................................     (0.17)        (2.26)                --             (2.43)
    1997................................     (0.18)        (1.94)                --             (2.12)
    1996................................     (0.46)        (0.27)                --             (0.73)
    1995................................     (0.39)        (0.72)                --             (1.11)
  Class I:
    1999................................  $  (0.15)    $      --       $      (0.51)        $   (0.66)
    1998................................     (0.18)        (2.26)                --             (2.44)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $  (0.56)    $   (0.06)      $         --         $   (0.62)
    1998................................     (0.60)           --                 --             (0.60)
    1997................................     (0.60)           --                 --             (0.60)
    1996................................     (0.64)           --                 --             (0.64)
    1995................................     (0.63)           --              (0.03)            (0.66)
  Class I:
    1999................................  $  (0.60)    $   (0.06)      $         --         $   (0.66)
    1998................................     (0.42)           --                 --             (0.42)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $  (0.60)    $   (0.02)      $      (0.08)        $   (0.70)
    1998................................     (0.65)        (0.07)                --             (0.72)
    1997................................     (0.70)        (0.12)                --             (0.82)
    1996................................     (0.75)        (0.03)                --             (0.78)
    1995................................     (0.78)        (0.09)             (0.01)            (0.88)
  Class I:
    1999................................  $  (0.65)    $   (0.02)      $      (0.08)        $   (0.75)
    1998................................     (0.45)        (0.07)                --             (0.52)

                                                                          TOTAL
                                                                        INVESTMENT
                                                           NET ASSET   RETURN BASED
                                             CAPITAL       VALUE AT         ON
                                           CONTRIBUTION     END OF      NET ASSET
                                          FROM AFFILIATE    PERIOD      VALUE (1)
                                          --------------   ---------   ------------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $      --        $  9.57          (7.46)%
    1998................................         --          11.07         (16.37)%
    1997................................         --          15.63          21.83%
    1996................................         --          14.68          18.41%
    1995................................         --          13.04           9.36%
  Class I:
    1999................................  $      --        $  9.60          (6.83)%
    1998................................         --          11.08         (18.97)%(3)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $      --        $ 10.07           1.07%
    1998................................         --          10.57           6.53%
    1997................................         --          10.50           9.56%
    1996................................         --          10.16           5.37%
    1995................................         --          10.26           8.23%
  Class I:
    1999................................  $      --        $ 10.07           1.47%
    1998................................         --          10.57           4.40%(3)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $      --        $  9.87           0.87%
    1998................................         --          10.48           7.10%
    1997................................         --          10.48          13.29%
    1996................................         --           9.99           7.67%
    1995................................         --          10.03           9.71%
  Class I:
    1999................................  $      --        $  9.87           1.43%
    1998................................         --          10.47           4.62%(3)

                                                                    RATIOS/SUPPLEMENTAL DATA
                                          ----------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                           RATIO OF TOTAL    RATIO OF NET      INVESTMENT
                                          NET ASSETS AT     EXPENSES TO      EXPENSES TO       INCOME TO      PORTFOLIO
                                          END OF PERIOD     AVERAGE NET      AVERAGE NET      AVERAGE NET     TURNOVER
                                          (IN THOUSANDS)       ASSETS           ASSETS           ASSETS         RATE
                                          --------------   --------------   --------------   --------------   --------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $   82,902             1.74%            1.74%           0.92%          220%
    1998................................      92,848             1.60%            1.60%           0.87%          217%
    1997................................     112,985             1.65%            1.65%           1.18%           77%
    1996................................      86,534             1.62%            1.62%           1.87%           92%
    1995................................      70,947             1.62%            1.62%           3.43%           85%
  Class I:
    1999................................  $    5,399             1.19%            1.18%           1.48%          220%
    1998................................       4,885             0.73%(3)         0.73%(3)        0.64%(3)       217%(3)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $   13,110             1.67%            1.66%           5.33%           29%
    1998................................      11,510             1.71%            1.71%           5.67%           38%
    1997................................      10,250             1.82%            1.82%           5.85%           30%
    1996................................       9,122             1.85%            1.85%           6.19%           34%
    1995................................       8,345             1.99%            1.99%           6.29%           18%
  Class I:
    1999................................  $    1,521             1.26%            1.25%           5.74%           29%
    1998................................       1,376             0.95%(3)         0.95%(3)        3.89%(3)        38%(3)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $   11,734             1.95%            1.94%           5.93%           44%
    1998................................      10,982             1.97%            1.97%           6.17%           30%
    1997................................       9,156             2.10%(4)         2.00%           6.82%           45%
    1996................................       7,349             2.22%(4)         2.00%           7.44%           30%
    1995................................       6,691             2.29%(4)         2.00%           7.83%           23%
  Class I:
    1999................................  $    1,635             1.50%            1.49%           6.38%           44%
    1998................................       1,454             1.05%(3)         1.05%(3)        4.26%(3)        30%(3)

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
YEARS ENDED JULY 31, 1999, 1998, 1997, 1996 AND 1995

                                                        INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET                 UNREALIZED      TOTAL
                                          VALUE AT       NET           GAIN          FROM
                                          BEGINNING   INVESTMENT    (LOSS) ON     INVESTMENT
                                          OF PERIOD     INCOME     INVESTMENTS    OPERATIONS
                                          ---------   ----------   ------------   ----------
MANAGED PORTFOLIO
  Class A:
    1999................................  $ 12.15     $  0.47      $   (1.25)     $  (0.78)
    1998................................    14.05        0.44          (1.00)        (0.56)
    1997................................    13.33        0.48           1.91          2.39
    1996................................    11.85        0.46           1.54          2.00
    1995................................    11.62        0.56           0.47          1.03
  Class I:
    1999................................  $ 12.13     $  0.49      $   (1.21)     $  (0.72)
    1998................................    14.21        0.34          (1.16)        (0.82)
MONEY MARKET PORTFOLIO
  Class A:
    1999................................  $  1.00     $  0.03      $      --      $   0.03
    1998................................     1.00        0.04             --          0.04
    1997................................     1.00        0.03             --          0.03
    1996................................     1.00        0.04             --          0.04
    1995................................     1.00        0.04             --          0.04
  Class I:
    1999................................  $  1.00     $  0.03      $      --      $   0.03
    1998................................     1.00        0.02             --          0.02
BLUE CHIP PORTFOLIO
  Class A:
    1999................................  $ 41.27     $  0.13      $    5.82      $   5.95
    1998................................    37.20        0.18           4.08          4.26
    1997................................    26.26        0.16          11.22         11.38
    1996................................    22.85        0.17           3.43          3.60
    1995................................    18.75        0.19           4.05          4.24
  Class I:
    1999................................  $ 41.37     $  0.38      $    5.84      $   6.22
    1998................................    36.77        0.29           4.51          4.80


                                                                LESS DISTRIBUTIONS
                                          ---------------------------------------------------------------
                                          DIVIDENDS
                                           FROM NET    DISTRIBUTIONS     DISTRIBUTIONS
                                          INVESTMENT   FROM CAPITAL       IN EXCESS OF          TOTAL
                                            INCOME         GAINS       NET REALIZED GAINS   DISTRIBUTIONS
                                          ----------   -------------   ------------------   -------------
MANAGED PORTFOLIO
  Class A:
    1999................................  $  (0.47)    $      --       $      (0.51)        $   (0.98)
    1998................................     (0.44)        (0.90)                --             (1.34)
    1997................................     (0.46)        (1.21)                --             (1.67)
    1996................................     (0.45)        (0.10)                --             (0.55)
    1995................................     (0.56)        (0.14)             (0.10)            (0.80)
  Class I:
    1999................................  $  (0.49)    $      --       $      (0.51)        $   (1.00)
    1998................................     (0.36)        (0.90)                --             (1.26)
MONEY MARKET PORTFOLIO
  Class A:
    1999................................  $  (0.03)    $      --       $         --         $   (0.03)
    1998................................     (0.04)           --                 --             (0.04)
    1997................................     (0.03)           --                 --             (0.03)
    1996................................     (0.04)           --                 --             (0.04)
    1995................................     (0.04)           --                 --             (0.04)
  Class I:
    1999................................  $  (0.03)    $      --       $         --         $   (0.03)
    1998................................     (0.02)           --                 --             (0.02)
BLUE CHIP PORTFOLIO
  Class A:
    1999................................  $  (0.16)    $   (0.05)      $      (0.12)        $   (0.33)
    1998................................     (0.16)        (0.03)                --             (0.19)
    1997................................     (0.14)        (0.30)                --             (0.44)
    1996................................     (0.19)           --                 --             (0.19)
    1995................................     (0.14)           --                 --             (0.14)
  Class I:
    1999................................  $  (0.29)    $   (0.05)      $      (0.12)        $   (0.46)
    1998................................     (0.17)        (0.03)                --             (0.20)

                                                                          TOTAL
                                                                        INVESTMENT
                                                           NET ASSET   RETURN BASED
                                             CAPITAL       VALUE AT         ON
                                           CONTRIBUTION     END OF      NET ASSET
                                          FROM AFFILIATE    PERIOD      VALUE (1)
                                          --------------   ---------   ------------
MANAGED PORTFOLIO
  Class A:
    1999................................  $      --        $ 10.39          (6.26)%
    1998................................         --          12.15          (4.54)%
    1997................................         --          14.05          17.88%
    1996................................       0.03(2)       13.33          17.30%(2)
    1995................................         --          11.85           9.40%
  Class I:
    1999................................  $      --        $ 10.41          (5.75)%
    1998................................         --          12.13          (6.31)%(3)
MONEY MARKET PORTFOLIO
  Class A:
    1999................................  $      --        $  1.00           3.19%
    1998................................         --           1.00           3.65%
    1997................................         --           1.00           3.51%
    1996................................         --           1.00           3.64%
    1995................................         --           1.00           3.60%
  Class I:
    1999................................  $      --        $  1.00           3.16%
    1998................................         --           1.00           2.47%(3)
BLUE CHIP PORTFOLIO
  Class A:
    1999................................  $      --        $ 46.89          14.51%
    1998................................         --          41.27          11.49%
    1997................................         --          37.20          43.77%
    1996................................         --          26.26          15.83%
    1995................................         --          22.85          22.77%
  Class I:
    1999................................  $      --        $ 47.13          15.18%
    1998................................         --          41.37          13.14%(3)

                                                                    RATIOS/SUPPLEMENTAL DATA
                                          ----------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                           RATIO OF TOTAL    RATIO OF NET      INVESTMENT
                                          NET ASSETS AT     EXPENSES TO      EXPENSES TO       INCOME TO      PORTFOLIO
                                          END OF PERIOD     AVERAGE NET      AVERAGE NET      AVERAGE NET     TURNOVER
                                          (IN THOUSANDS)       ASSETS           ASSETS           ASSETS         RATE
                                          --------------   --------------   --------------   --------------   --------
MANAGED PORTFOLIO
  Class A:
    1999................................  $   38,012             1.95%            1.95%           4.30%           67%
    1998................................      43,602             1.83%            1.83%           3.33%           66%
    1997................................      40,994             1.95%            1.95%           3.48%           74%
    1996................................      27,470             1.91%            1.91%           3.47%           81%
    1995................................      21,105             1.94%            1.94%           4.86%           69%
  Class I:
    1999................................  $    2,931             1.47%            1.47%           4.78%           67%
    1998................................       2,762             1.03%(3)         1.03%(3)        2.30%(3)        66%(3)
MONEY MARKET PORTFOLIO
  Class A:
    1999................................  $    3,467             1.91%            1.89%           3.13%            0%
    1998................................       2,574             1.95%            1.95%           3.57%            0%
    1997................................       2,466             2.28%(4)         2.00%           3.46%            0%
    1996................................       2,552             2.43%(4)         2.00%           3.58%            0%
    1995................................       2,439             2.20%(4)         2.00%           3.51%            0%
  Class I:
    1999................................  $      735             2.22%(4)         1.97%           3.07%            0%
    1998................................         627             1.29%(3)         1.29%(3)        2.37%(3)         0%(3)
BLUE CHIP PORTFOLIO
  Class A:
    1999................................  $   55,045             1.52%            1.52%           0.30%            7%
    1998................................      43,418             1.55%            1.55%           0.49%            3%
    1997................................      29,863             1.74%            1.74%           0.49%            0%
    1996................................      14,641             1.79%            1.79%           0.66%            3%
    1995................................       9,657             1.78%            1.78%           0.92%            1%
  Class I:
    1999................................  $    5,601             0.94%            0.94%           0.88%            7%
    1998................................       3,613             0.76%(3)         0.76%(3)        0.51%(3)         3%(3)

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

    (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

    (2) During the year ended July 31, 1996, EquiTrust Investment voluntarily reimbursed the Managed Portfolio for losses relating to the sale of a restricted security in the amount of $44,982. The transaction was recorded as a realized capital loss and an offsetting capital contribution from an affiliate. The total investment return includes the effect of the capital contribution of $0.02 per share. The return without the capital contribution would have been 17.13%.

    (3) Period from December 1, 1997 (date Class I operations commenced) through July 31, 1998. Ratios presented have not been annualized.

    (4) Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income as shown:

                                              PER SHARE
                                           NET INVESTMENT      AMOUNT
                                     YEAR      INCOME        REIMBURSED
                                     ----  ---------------   -----------
HIGH YIELD BOND PORTFOLIO
  Class A                            1997       $0.69          $ 8,681
                                     1996        0.73           15,361
                                     1995        0.75           18,810

MONEY MARKET PORTFOLIO
  Class A                            1997       $0.03          $ 8,681
                                     1996        0.03           10,718
                                     1995        0.03            4,948

  Class I                            1999       $0.03          $ 1,724

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprised of the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios) as of July 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
August 27, 1999

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